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                                                                    EXHIBIT 10.2


                              LICENSING AGREEMENT


THIS AGREEMENT made as of the 8th day of December    , 1999.

BETWEEN:

     SMARTSOURCES.COM TECHNOLOGIES INC.,
     having an address for delivery at Suite 100, 2030 Marine Drive, North Vancouver, British Columbia, Canada, V7P 1V7

     (hereinafter called "SMARTSOURCES")

                                                               OF THE FIRST PART

AND:

     EVERDREAM CORPORATION
     Having an address for delivery at 1288 Pear Ave, Mountain View, CA 94043

     (hereinafter called "EVERDREAM")

                                                              OF THE SECOND PART

W H E R E A S:

A. SmartSources specializes in the development and customization of its kServer software solution.

B. Everdream wishes to contract SmartSources to implement a web portal solution based on the kServer software and the integration of third party solutions in the kServer.

C. SmartSources has agreed to license to Everdream, and Everdream has agreed to license from SmartSources the software called kServer Portal Edition, upon the terms and conditions herein contained.

The parties hereto hereby covenant and agree as follows:


1.   DEFINITIONS

1.01 In this Agreement:

     "COMPLETION DATE" means the delivery date agreed between both Parties, being no later than January 30, 2000.

     "kSERVER" means the software developed by SmartSources.

     "kSERVER PORTAL EDITION" means the customization of the kServer to offer portal services to the end user according to the provisions contained in Schedule "B".

     "SYSTEM" means the hardware and operating system requirements to run the kServer Portal Edition as set out in Schedule "C".



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     "EMPLOYEES" and "PERSONNEL" means all employees, officers, directors and agents of SmartSources or Everdream, and any of them, and "EMPLOYEE" shall mean any of them.

     "CODE ERROR" is a mutually agreed upon program error in the latest release of kSERVER PORTAL EDITION to Everdream.


2.   LICENSE

2.01 SmartSources hereby grants to Everdream a perpetual, non-exclusive, non-transferable license (the "LICENSE") to use the kServer Portal Edition solely upon the terms and conditions herein contained.

2.02 The License herein granted to Everdream is solely granted upon the specific terms and restrictions herein contained, and such License does not grant to Everdream the right, (without limiting the generality of the forgoing):

     (a) to sell, transfer, assign, publish or license the kServer Portal Edition, or any of it, to any other entity which is less than 100% owned by Everdream,

     (b) to reproduce the kServer Portal Edition or to copy it onto other computers other than as initially licensed, except as specifically permitted in writing by SmartSources.

2.03 The License herein granted to Everdream shall allow multiple concurrent users and guarantee a minimum standard performance according to the provisions contained in Schedule "A".

2.04 The kServer Portal Edition shall remain the exclusive property of SmartSources, and Everdream covenants and agrees to do no act to impair the exclusive property rights of SmartSources in the kServer Portal Edition.

2.05 SmartSources reserves the right to protect, in any and all jurisdictions, by copyright, patent, tradename and all other forms of legal and equitable protection, its right, title and interest to the kServer Portal Edition.

2.06 SmartSources reserves the right to publish, sell, license or distribute the kServer Portal Edition to any third Party other than direct competitors of Everdream.


3.   TERM AND FEES

3.01 The license herein granted is effective as of the date of execution of this agreement.

3.02 Everdream agrees to pay SmartSources a customization, licensing and integration fee in the amount of $50,000 US Dlls for the system as described in Schedule "C". In the following schedule:

     a)   $15,000 US Dlls. due upon the execution of this contract.

     b)   $35,000 US Dlls. due upon completion date.


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3.03  Everdream agrees to pay SmartSources the amount of $10,000 US Dlls. for each additional CPU as may be required from time to time in the future.

3.04 In addition to the fees payable hereunder, Everdream shall indemnify and hold harmless SmartSources against all value added, sales, social services, excise and other taxes, rates and duties chargeable against SmartSources (except taxes based on net income) arising from the transactions contemplated by this Agreement.

3.05 SmartSources shall submit all current invoices due for payment under this Agreement to the address of Everdream set out above, or such other address as Everdream may direct, in writing.

3.06 Everdream shall make payment of all accurately submitted invoices on a net 30 days account basis.


4.  RESPONSIBILITIES

4.01 Each of Everdream and SmartSources shall designate a Project Manager. The respective Project Managers shall be responsible for managing the project according to the project plan, or as it may be amended from time to time.

4.02 The Project Manager for Everdream shall be responsible for the coordination and execution of Everdream obligations:


      (a) gathering information about Everdream's procedures, practices and data as required for the configuration of the kServer Portal Edition and the development of any Special Requirements.

      (b) co-ordinate the preparation of the System and configure the System in preparation for the kServer Portal Edition based upon the specifications set out in Schedule "B".

      (c) planning and co-ordinating for Everdream on the installation and training of the kServer Portal Edition;

      (d) post-installation maintenance of an up-to-date library of the new kServer Portal Edition releases and kServer Portal Edition backup;

      (e) on-going liaison with the users of the kServer Portal Edition and liaison with SmartSources Project Manager.


4.03 The Project Manager for SmartSources shall be responsible for the coordination and execution of the SmartSources obligations including:

      (a)  customization of the kServer Portal Edition as set in Schedule "B"

      (b) delivery of he kServer Edition to Everdream, installation of the kServer Portal Edition, and training in the use of the kServer Portal Edition as set out in Installation and Initial Training.

      (c)  on-going liaison with Everdream's Project Manager.

      (d) rectify any code error that may be encounter from time to time in the kServer Portal Edition.


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     (c)  Develop of a detail low-level specification document based on Schedule
          "B" in agreement with Everdreams' project manager.

4.04 Everdream shall be solely responsible for the supervision, management and control of the kServer Portal Edition as installed in the System including, but not limited to:

     (a) assuring proper machine configuration, program up-date installation, audit controls and operating methods;

     (b) establishing adequate backup plans based on alternative hardware, fault tolerant systems or manual procedures as well as re-start and recovery procedures in the event of downtime;

     (c) ensuring that only adequately trained and authorized employees use the kServer Portal Edition; and

     (d) implementing sufficient procedures and checkpoints to satisfy requirements for security and accuracy of data input and output, as well as establishing and implementing adequate procedures and safeguards with respect to non-disclosure of the kServer Portal Edition.

     (c) Develop of a detail low-level specification document based on Schedule "B" in agreement with SmartSources' project manager.

5.   WARRANTIES AND LIMITATIONS OF RESPONSIBILITY

5.01 SmartSources warrant that the kServer Portal Edition will perform in accordance with the official release of the kServer.

5.02 SmartSources warrant that the kServer Portal Edition does not infringe any patent, trademark, copyright or other rights of ownership of any third party. SmartSources shall clearly identify any software which is required to be used in conjunction with the kServer Portal Edition, such as operating systems or communication software, which must be licensed from third parties. SmartSources shall indemnify and hold Everdream harmless from and against any claims, demands, expenses, liabilities and judgments arising out of, or in connection with, any claim that the kServer Portal Edition infringes any existing patent, copyright, trademark or right of ownership as aforesaid.

5.03 The above warranties are in lieu of any and all other warranties express, implied or statutory, including, though not limited to, any implied warranties of merchantability or fitness for a particular purpose. Everdream expressly waives any such warranties as may be imposed by law. In no event shall SmartSources be liable for direct, indirect, special or consequential damages (including damages for loss of business profits, business interruption, loss of business information) arising out of any breach of the above warranties or implied warranties, even if SmartSources has been advised of the possibility of such damages.

5.04 Neither warranties herein granted shall extend to the rectification of failures from:

     (a) a defect in or malfunction of the designated hardware or any other Everdream equipment in the System;





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       (b)  the use of the kServer Portal Edition on computer hardware or a computer configuration other than the System;

       (c)  electrostatic discharge or magnetic fields;

       (d) the misuse of the kServer Portal Edition or its use in conjunction with any other software;

       (e)  any failure to keep or store the kServer Portal Edition correctly;

       (f)  failure to keep all or part of any equipment clean;

       (g)  any damage occasioned by acts of war, civil unrest, or acts of God;
            or

       (h) any other cause not within the control of SmartSource and which could not be prevented by the exercise of reasonable diligence by SmartSources


6.     ENHANCEMENTS AND OTHER BUSINESS

6.01 SmartSources shall have the right, at any time and from time to time, to modify, expand or enhance the kServer Portal Edition, and Everdream shall cooperate fully with, and allow SmartSources personnel to effect such changes, provided that such changes do not interfere with, or disrupt Everdream's Planning Operations or use of the kServer Portal Edition.


7.     CONFIDENTIALITY, RESTRICTIVE COVENANTS AND INFRINGEMENT

7.01 Everdream shall keep the kServer Portal Edition confidential, and Everdream covenants and agrees not to make available any part of the kServer Portal Edition, including, but not limited to user manuals, functional specifications, machine code, object code, machine code translations, screen dumps or reproductions, software printouts or database descriptions in any form to any third party.

7.02 Everdream shall not divulge, furnish, use for the benefit of any third person, or make accessible, to any third party, the kServer Portal Edition, or any part thereof, including, without limitation, logic diagrams, flow charts, and/or object code.

7.03 Everdream shall not use the kServer Portal Edition, or any part thereof, to provide services for any firm, company or individual outside of Everdream's registered users and visitors to any Everdream's web sites, or for any purpose or use other than as strictly licensed herein, whether for remuneration or not.

7.04 Everdream shall not copy the kServer Portal Edition, in whole or in part, except as specifically authorized in writing by SmartSources.

7.05 Everdream, recognizing that the kServer Portal Edition and all information in respect thereto constitutes valuable proprietary rights and ownership to SmartSources, covenants and agrees to indemnify and hold harmless SmartSources against any and all loss or damage occasioned by Everdream's breach of the terms of this Agreement.

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7.06   In the event that Everdream becomes aware that a third party or parties are improperly using the kServer Portal Edition, or any part thereof, or infringing upon any proprietary rights of SmartSources to the kServer Portal Edition, Everdream shall promptly notify SmartSources of all facts known to its relating to such use.

7.07 Everdream shall comply with all reasonable requests to assist SmartSources in protecting SmartSources' proprietary interest in the kServer Portal Edition. Everdream shall take all action required with its employees and agents, by agreements or otherwise, to comply with its obligations under this Agreement with respect to preventing unauthorized use, copying, modification or other distribution of the kServer Portal Edition, and the protection and security with respect to the provisions of this Agreement.

7.08 SmartSources covenants and agrees to not disclose any information it receives concerning the business of Everdream without Everdream's specific written consent, or unless such information becomes publicly available through no action of SmartSources. SmartSources shall take appropriate action with its employees, by agreement or otherwise, to satisfy its obligations under this sub-paragraph.

8.     TERMINATION

8.01 This Agreement may be terminated prior to the expiration of the term hereof as follows:

       (a) The failure by Everdream to pay any amounts due hereunder, where such failure is not fully corrected within 14 days of written notice by SmartSources to Everdream;

       (b) The failure or neglect of a party (the "breaching party") to observe, keep, or perform any of the covenants, terms and conditions hereunder, where such non-performance is not fully corrected by the breaching party within 30 days of written notice by the non-breaching party to the breaching party;

8.02 Immediately upon any termination of the License herein granted for any reason, Everdream shall:

       (a) immediately cease using the kServer Portal Edition, or any part thereof, in any manner whatsoever;

       (b) return or immediately destroy, or cause to be destroyed, all copies, backups and versions of the kServer Portal Edition licensed herein;

       (c) immediately return to SmartSources all material and documentation provided with, generated by or descriptive of the kServer Portal Edition including, without limitation, user manuals, object code listings, source code listing, machine code translations, functional specifications, screen dumps or reproductions,

       and

       (d) forthwith furnish to SmartSources a certificate in form and substance satisfactory to SmartSources certifying to the destruction of the kServer Portal Edition licensed herein and the return of all material and documentation.

9.     GENERAL


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9.01   Any notice, request, demand consent or other communication provided or permitted hereunder shall be in writing and delivered to the party whose address and facsimile number for the receipt of such document is as follows.

       (a) If to SmartSources:
           Delivery:             SmartSources Technologies Inc.
                                 #2030 Marine Drive, Suite 100
                                 North Vancouver, British Columbia
                                 V7P 1V7        CANADA
                                 Facsimile:     (604) 688-2375


       (b) If to Everdream:
           Delivery:             Everdream CORPORATION
                                 1288 Pear Ave.
                                 Mountain View, CA 94043
                                 U.S.A.
                                 Facsimile:     (419) 791-3978


       or to such other address for delivery or facsimile as a party may, in writing, direct. Any notice so given shall be deemed to have been received on the date it was delivered or transmitted.

9.02 This Agreement shall be governed in all respects by the laws of the State of California, and any dispute thereunder shall be subject to the exclusive jurisdiction of the State of California.

9.03 Time is hereby expressly made of the essence with respect to the performance of the parties of their respective obligations under this Agreement.

9.04 SmartSources shall not be held responsible, nor shall SmartSources be considered in breach of this Agreement, for the failure of SmartSources to fulfill any terms or provisions hereof if such failure was a result of civil disorder, war, governmental decrees or laws, acts of enemies, strikes, floods, acts of God, or by any other cause not within the control of SmartSources and which could not have been prevented by SmartSources exercising reasonable diligence.

9.05 Everdream shall not be held responsible, nor shall Everdream be considered in breach of this Agreement, for the failure of Everdream to fulfill any terms or provisions hereof if such failure was a result of civil disorder, war, governmental decrees or laws, acts of enemies, strikes, floods, acts of God, or by any other cause not within the control of Everdream and which could not have been prevented by Everdream exercising reasonable diligence.

9.06 The parties hereto hereby covenant and acknowledge that the provisions of this Agreement with respect to confidentiality and other protection set forth in this Agreement shall survive the termination of the LICENSE granted herein.

9.07 No omission or delay of either party hereto in requiring due and punctual fulfillment by the other party of the obligations of such party hereunder shall be deemed to constitute a waiver of its right to require due and punctual fulfillment, or a waiver of any of its remedies hereunder.



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9.08 The parties hereto are independent, and neither party is the agent, joint venture, partner or employee of the other and no party shall be able to bind the other party.

9.09 The parties covenant and agree to make all applications, execute all other deeds, documents, instruments and assurances, and do such further and other acts as may be necessary or desirable to carry out the true intent and meaning of this Agreement, and to give full effect to the transactions contemplated or intended hereby.

9.10 This Agreement shall ensure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

9.11 Headings and Captions are for the purposes of convenience only, and are not to be construed as part of this Agreement.

9.12 Terms of computer terminology which are not otherwise defined herein shall have the meanings normally attributed thereto in the computer terminology, data processing and computer industries, unless the context of the use of such terminology would suggest otherwise.

9.13 This Agreement constitutes the entire Agreement of the parties with respect to the subject matter hereof, into which all prior negotiation, commitment, representations and undertakings of the parties are merged and, except as herein specifically provided, there are no oral or written understandings or agreements between the parties hereto relating to the subject matter hereof.

9.14 No amendment or other modification of this Agreement shall be valid or binding on either party hereto, unless in writing and executed by the parties hereto.

9.15 This Agreement may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but such counterpart together shall constitute but one and the same instrument.


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EXECUTED by the parties hereto as of the day and year first above written.


BY SmartSources.com Technologies, Inc.:


/s/  Nathan Nifco                                 CEO
------------------------------                    ------------------------------
Authorized Signature                              Title


Nathan Nifco                                      December 8th, 1999
------------------------------                    ------------------------------
Name                                              Date


By Everdream Corporation


/s/  Kevin Thompson                               VP Business Development
------------------------------                    ------------------------------
Authorized Signature                              Title



Kevin Thompson                                    Dec. 13, 1999
------------------------------                    ------------------------------
Name                                              Date


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                                  SCHEDULE "A"

                             PERFORMANCE STANDARDS


--   5 concurrent page views with a worst-case 2 second response time.

--   250,000 page views per day.


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                                  SCHEDULE "B"
                          REQUIREMENTS SPECIFICATIONS

1. Customization of look and feel of the start page. SmartSources will implement everdream's style templates into the aesthetics of the portal page.

Deliverable due December 15th, 1999

2. Preemptive personalization to create a user portal start page. SmartSources will integrate the user information gathered in everdream's e-commerce order process into the portal.

Specifically:

     2.1  Users will be pre-registered in the portal.

     2.2 Address information will be used in order to provide approximate weather reports.

     2.3 Directions -- the user's shipping address will be used as the start address for directions.

     2.4  User's birthday will be mapped to any relevant module.

     2.5 User's zip code will pre-select one sports team from the NFL, NHL, NBA, college football, and college basketball.

Module list:

     --   Bookmark
     --   Calculator
     --   Census maps
     --   Content manager
     --   DNS
     --   Directory search
     --   Discussion boards
     --   Domain search
     --   E-mail
     --   Horoscopes
     --   Package tracker
     --   Shopping
     --   Stocks
     --   iSyndicate News (syndicated from over 50 sources)
     --   Streetmaps
     --   Weather
     --   Yellow pages

Deliverable due: January 30, 2000



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                                  SCHEDULE "C"

                              SYSTEM REQUIREMENTS

-- Minimum CPU Pentium III including a mirroring fault tolerance server non concurrently outputting pages.

--   1 Gigabyte of RAM

--   Minimum of 9 Gigabytes of Hard disk space

--   Minimum access to ORACLE Database 8.0

--   NT Operating System

--   Servlet engine


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